Exhibit 4.1

PointClickCare®INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO)SEE REVERSE FOR CERTAIN DEFINITIONStransferable on the books of the Corporation only upon surrender of this certificate properly endorsed.This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its dulyauthorized officers.C0000000230 | M**SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare
*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare*
Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointCli ckCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClick
Care*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare
*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20 600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN
73071T206000000
00PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000
PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero*** *SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****
SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****
SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000PointClick Care*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000Point
ClickCare*Corp.zero****SPECIMEN73071T20600000000PointClickCare*Corp.zero****SPECIMEN73071T20600000000
PointClickCareSPECIMEN**073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickC are*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****
073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000
PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T2 0600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000
PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*
Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare* Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****
073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000
PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600 000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare
*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp.zero****073071T
20600000000PointClickCare*Corp.zero****073071T20600000000PointClickCare*Corp .zero***** * * 0 * * *Sep 24, 201500000000Number SharesFULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OFIS THE REGISTERED HOLDER OFTHIS CERTIFIES THATDated:The shares represented by this certificate are transferable at the office of Computershare Investor Services Inc. in Toronto, ON.PointClickCare Corp.COUNTERSIGNED AND REGISTEREDCOMPUTERSHARE INVESTOR SERVICES INC.(TORONTO)TRANSFER AGENT AND REGISTRARBy ____________________________Authorized OfficerChief Executive Officer* * * * 0 * * * * * * * * ** * * * * 0 * * * * * * * ** * * * * * 0 * * * * * * ** * * * * * * 0 * * * * * ** * * * * * * * 0 * * * * *CUSIP 73071T206ISIN CA73071T2065CSAE_WIP_PNKQ_C01.mtl.pulls/000001/000001/I 104598

The foIIowing abbreviations shall be construed as though the words set forth below opposite oath abbreviation wore written out in full whore such abbreviation appears:
TEN COM (Name) CUST (Name) UNIF - (Name) as Custodian for (Name) under the
TEN ENT GIFT MIN ACT (State) (State) Uniform Gifts to Minors Act
JTTEN
- As tenants in common
- as tenants by the entireties
- as joint tenants with rights of survivorship and not as tenants in common
Additional abbreviations may also be used trough not in the above list.
For value received the undersigned hereby sells, assigns and transfers unto represented by this certificate and does hereby irrevocably constitute and appoint
Insert name and address of transferee shares
of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.
DATED:
the attorney
Signature of Shareholder
Signature of Guarantor
Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule (chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.
In the USA: signature guarantees must be done by members of a “Medallion Signature Guarantee Program only.
Signature guarantees are not accepted from Treasury Branches, Credit Unions or Cuisses Popularizes unless they are members of the Stamp Medallion Program.
SECURITY INSTRUCTIONS - INSTRUCTIONS DE SECURITE
THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. ACULP1 WI! PAPIER FILIGRANCE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE POUR CE FAIRE PLACER A LA LUMIERE.
EN_CORP_V2_O1